UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 21, 2021

WORLD ACCEPTANCE CORPORATION
(Exact name of registrant as specified in its charter)

South Carolina	000-19599	57-0425114
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

104 S. Main Street, Greenville, South Carolina	29601
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(864) 298-9800

n/a
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	WRLD	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 7.01                          Regulation FD Disclosure.

On September 21, 2021, World Acceptance Corporation (the “Company”) commenced an offering of $300,000,000 aggregate principal amount of its senior notes due 2026 in a private offering (the “Offering”) in reliance upon an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), subject to market and other conditions. The Company intends to use the proceeds from the offering of the notes to repay a portion of its outstanding borrowings under its senior secured revolving credit facility (the “revolving credit facility”) and to pay related transaction fees and expenses. Proceeds applied to repay a portion of the outstanding borrowings under the revolving credit facility will not reduce the lenders’ commitments thereunder. Amounts applied to repay a portion of the outstanding borrowings under the revolving credit facility may be reborrowed, subject to the terms of the revolving credit facility, as amended.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Also on September 21, 2021, the Company disclosed certain financial information relating to the Company to prospective investors that supplements or updates certain prior disclosures of the Company. Pursuant to Regulation FD, the Company is furnishing herewith such financial information in this Form 8-K below.

Select Preliminary Unaudited Financial Results for the Two Months Ended August 31, 2021

Set forth in the following paragraph are selected anticipated, unaudited, preliminary financial results for the Company for the two months ended August 31, 2021 that are derived from information currently available to the Company’s management. The Company has not yet completed its financial closing procedure for this period, and these estimates should be considered provisional and subject to change. Accordingly, the financial summaries provided below are not and should not be construed as a comprehensive or final statement of the Company’s financial results for the two months ended August 31, 2021, and the Company’s actual results may differ materially from these estimates for a variety of reasons, including, but not limited to, the completion of financial closing procedures, final adjustments, further analysis and other developments that may arise between now and the time the financial results are finalized. These estimates should not be viewed as a substitute for full financial statements prepared in accordance with GAAP, and these estimates are not necessarily indicative of the results to be achieved for the two months ended August 31, 2021 or any other period.

Neither the Company’s independent auditor nor any other independent accountants have compiled, examined or performed any procedures with respect to the preliminary information contained herein, nor have they expressed any opinion or any other form of assurance on such information or its attainability, and assume no responsibility for, and disclaim any association with, the preliminary information.

The Company preliminarily anticipates the following financial results for the two months ended August 31, 2021:

•
Loan book growth in the two months ended August 31, 2021 was approximately $130.5 million, resulting in an ending consumer loan receivable of $1.35 billion.  For comparison, loan growth in the two months ended August 31, 2019, the comparable period preceding the pandemic, was approximately $44.6 million.

•	The annualized net charge-off rate for the two months ended August 31, 2021 was 10.0%, down from 15.2% during the corresponding period in 2020.
•	As of August 31, 2021 the average APR of our portfolio declined to 49.7%.

The information contained in this Item 7.01 of this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be or be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01                          Other Events.

On September 21, 2021, the Company issued a press release regarding the Offering in accordance with Rule 135c promulgated under the Securities Act. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Information

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, that are based on management’s beliefs and assumptions, as well as information currently available to management. Statements other than those of historical fact, as well as those identified by the words “anticipate,” “estimate,” “intend,” “plan,” “expect,” “believe,” “may,” “will,” “should,” "would," "could," "continue," "forecast," and any variation of the foregoing and similar expressions are forward-looking statements. Although the Company believes that the expectations reflected in any such forward-looking statements are reasonable, the Company can give no assurance that such expectations will prove to be correct. Any such statements are subject to certain risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, the Company’s actual financial results, performance or financial condition may vary materially from those anticipated, estimated or expected. Therefore, you should not rely on any of these forward-looking statements. Additional information regarding these and other important factors that could cause actual results or performance to differ from the expectations expressed or implied in such forward-looking statements are discussed in Part I, Item 1A. “Risk Factors” in the Company’s most recent annual report on Form 10-K for the fiscal year ended March 31, 2021, as filed with the U.S. Securities and Exchange Commission (the “SEC”), and the Company’s other reports filed with, or furnished to, the SEC from time to time. The Company does not undertake any obligation to update any forward-looking statements it makes, except as required by law.

Item 9.01              Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release issued by World Acceptance Corporation on September 21, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLD ACCEPTANCE CORPORATION
(Registrant)

Date: September 21, 2021
	By:	/s/ John Calmes, Jr.
John Calmes, Jr.
Chief Financial and Strategy Officer